SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:  February 14, 1995

      Date of Earliest Event Reported:  February 14, 1995

                  Equitable of Iowa Companies
     (Exact name of registrant as specified in its charter)


     Iowa                          0-8590                      42-1083593
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


           604 Locust Street, Des Moines, Iowa               50306
         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (515) 245-6911























Item 5.  Other Events.

     This report is being filed for purposes of filing the exhibits referenced in Item 7 below to the Registrant's
Registration Statement on Form S-3, Registration No. 33-57343, filed January 18, 1995, as amended, which exhibits are by this reference incorporated therein and herein.


Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K.

     1.3 Underwriting Agreement entered into between the Registrant and the underwriters named therein dated the date hereof

     4.3  Form of Global Security

     12 Computation of Ratio of Earnings to Fixed Charges--Supplementing and superseding Exhibit 12 which was filed as part of the Registrant's Registration Statement on Form S-3, Registration No. 33-57343, filed January 18, 1995



                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 14, 1995           EQUITABLE OF IOWA COMPANIES


                                   By     /s/ John A. Merriman
                                      _________________________
                                       John A. Merriman
                                       General Counsel and Secretary



















                       INDEX TO EXHIBITS
                   CURRENT REPORT ON FORM 8-K
                       February 14, 1995

                  EQUITABLE OF IOWA COMPANIES


 1   Underwriting Agreement.

      1.3 Underwriting Agreement entered into between the Registrant and the underwriters named therein dated the date hereof.

 4   Instruments Defining the Rights of Security Holders, Including Indentures.

     4.3  Form of Global Security

12   Statements re Computation of Ratios.

     Computation of Ratio of Earnings to Fixed Charges--Supplementing and superseding Exhibit 12 which was filed as part of the Registrant's Registration Statement on Form S-3, Registration No. 33-57343, filed January 18, 1995